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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 10, 1999
                                                        ------------------



                                   EG&G, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





Massachusetts                      1-5075                        04-2052042
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



45 William Street, Wellesley, Massachusetts                               02481
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)





                                 (781) 237-5100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)







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Item 5.  Other Events

At a special meeting of shareholders held on September 10, 1999, EG&G (the "Company") shareholders holding a majority of the outstanding shares of Common Stock, $1.00 par value per share, of the Company approved a change to the corporate name of the Company from "EG&G, Inc." to "PerkinElmer, Inc." The name change will become effective on or about October 26, 1999 upon the filing by the Company of an amendment to its Restated Articles of Organization.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits
         Exhibit 99 - Press Release dated September 10, 1999


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EG&G, Inc.


                                      By /s/ Gregory D. Perry
                                         -----------------------
                                         Vice President,
                                         Control and Treasury


Date: September 17, 1999